UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2023

EyePoint Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Pleasant Street

Watertown, MA 02472

(Address of Principal Executive Offices, and Zip Code)

(617) 926-5000

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EYPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 18, 2023, EyePoint Pharmaceuticals, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, the closing of the transactions contemplated by that certain product rights agreement (the “Product Rights Agreement”), dated May 17, 2023, by and between the Company and Alimera Sciences, Inc. (“Alimera”), pursuant to which the Company (i) granted to Alimera an exclusive (even as to the Company) and sublicensable (in accordance with the terms of the Product Rights Agreement) right and license (the “License”) under the Company’s and its affiliates’ interest in certain of the Company’s and its affiliates’ intellectual property to develop, manufacture, sell, commercialize and otherwise exploit certain products, including YUTIQ® (fluocinolone acetonide intravitreal implant) 0.18 mg, for the treatment and prevention of uveitis in the entire world except Europe, the Middle East and Africa, and (ii) transferred and assigned to Alimera certain assets and certain contracts with third parties related to YUTIQ® (collectively, the “Asset Transfer” and together with the License, the “Transaction”).

This Current Report on Form 8-K/A amends the Original Form 8-K to include the pro forma financial information required by Item 9.01(b) of Form 8-K.

Except as provided herein, the disclosures contained in this Current Report on Form 8-K/A have not been updated to reflect events, results or developments that have occurred since the filing of the Original Form 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Original Form 8-K, which provides a more complete description of the Transaction.

Item 9.01. Financing Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of the Company as of and for the three months ended March 31, 2023 and for the year ended December 31, 2022 is filed as Exhibit 99.1 hereto and is incorporated into this Item 9.01(b) by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Financial Statements and accompanying notes

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K and the accompanying press release contain forward-looking statements that involve substantial risks and uncertainties. Any statements in this Current Report on Form 8-K and the accompanying press release about the Company’s future expectations, plans and prospects, including but not limited to statements about the Company’s potential to receive Guaranteed Payments and Royalties from Alimera pursuant to the Product Rights Agreement; the Company’s workforce reduction and future charges expected to be incurred in connection therewith; the sufficiency of Company’s existing cash resources; the Company’s plans following consummation of the Transaction and any other statements about future expectations, prospects, estimates and other matters that are dependent upon future events or developments, including statements containing the words “will,” “potential,” “could,” “can,” “believe,” “intends,” “continue,” “plans,” “expects,” “anticipates,” “estimates,” “may,” and similar expressions constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the Company’s ability to realize the anticipated benefits of the Transaction; significant transaction costs, whether the royalty thresholds are achieved; the Company’s ability to retain and hire key personnel; the potential for Alimera to breach the Product Rights Agreement; the number of employees affected by the RIF being offered employment by Alimera in connection with the Transaction; the Company’s ability to manufacture YUTIQ in sufficient quantities pursuant to the Supply Agreement; the timing and clinical development of the Company’s product candidates, including EYP-1901; the potential for EYP-1901 as a novel sustained delivery treatment for serious eye diseases, including wet age-related macular degeneration and non-proliferative diabetic retinopathy; the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; the success of current and future license agreements; the Company’s dependence on contract research organizations, co-promotion partners, and other outside vendors and service providers; effects of competition market acceptance of the Company’s products, including the Company’s out-licensed products; product liability; industry consolidation; compliance with environmental laws; risks and costs of international business operations; volatility of stock price; possible dilution; the impact of instability in general business and economic conditions, including changes in inflation, interest rates and the labor market; protection of the Company’s intellectual property and avoiding intellectual property infringement; retention of key personnel; manufacturing risks; the sufficiency of the Company’s cash resources and need for additional financing and such other important factors as are set forth under the caption “Risk Factors” in the Company’s annual and quarterly reports and any other filings on file with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the views of the Company as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYEPOINT PHARMACEUTICALS, INC.

Date: May 23, 2023	By:	/s/ George O. Elston
George O. Elston Chief Financial Officer